SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported): June 12, 2006

UPFC Auto Receivables Trust 2006-A

(Exact name of registrant as specified in charter)

Delaware	333-131302-01	201402255
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

c/o UPFC Auto Receivables Corp. (as Depositor) 3990 Westerly Place, Suite 200 Newport Beach, California	92660
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (949) 224-1244

This filing relates to Registration Statement No. 333-131302-01

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (I7 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS

ITEM 8.01. OTHER EVENTS

The financial statements, financial statement schedules and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control Over Financial Reporting) of MBIA Inc. and subsidiaries and the financial statements of MBIA Insurance Corporation and subsidiaries are hereby incorporated by reference in (i) the registration statement, (ii) the prospectus and (iii) the prospectus supplement, by reference to MBIA Inc.’s Annual Report on Form 10-K for the year ended December 31, 2005, and are being so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

The exhibits listed on the Exhibit Index on page 5 of this Form 8-K are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPFC Auto Receivables Corp.

Date: June 14, 2006

/s/ Garland Koch

Garland Koch
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description	Page
23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.	—